BROWN ADVISORY FUNDS

Supplement dated May 7, 2015
to the Statement of Additional Information dated October 31, 2014

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (“Board”) of Brown Advisory Funds (the “Trust”), the Board approved certain changes as described below:

1.           Change in When-Issued Securities and Forward Commitments

The section entitled “Investment Policies and Risks – Leverage Transaction – When-Issued Securities and Forward Commitments” is amended and restated as shown below:

When-Issued Securities and Forward Commitments. Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Multi-Strategy Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory − WMC Strategic European Equity Fund, Brown Advisory – WMC Japan Alpha Opportunities Fund, Brown Advisory – Somerset Emerging Markets Fund and Brown Advisory Emerging Markets Small-Cap Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund (except Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax Exempt Bond Fund, and Brown Advisory Mortgage Securities Fund) if, as a result, more than 25% of a Fund’s total assets would be committed to such transactions.

2.           Resignation of an Officer of the Funds

Effective as of May 1, 2015, Mr. Tyler J. Mills resigned as Vice President of the Trust.

Investors should retain this supplement for future reference